SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2003

TRW Automotive Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-106702	57-1140153

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12025 Tech Center Drive, Livonia, Michigan 48150-2122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(734) 266-2600

Not applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release of TRW Automotive Inc. dated November 7, 2003 describing the Company’s results for its third quarter ended September 26, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 7, 2003, TRW Automotive Inc. (the “Company”) issued a press release and will hold a conference call regarding its financial results for the third quarter of fiscal 2003 ended September 26, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE INC

Dated: November 7, 2003	By:	/s/ Joseph S. Cantie

Joseph S. Cantie
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of TRW Automotive Inc. dated November 7, 2003 describing the Company’s results for its third quarter ended September 26, 2003.